The Saratoga Advantage Trust

Supplement dated March 1, 2004 to the Class C Shares Prospectus

Dated January 30, 2004

The following information supplements and supersedes any contrary information contained in the section of the Class C Shares Prospectus entitled “INVESTMENT QUALITY BOND PORTFOLIO.”

The table located on page 7 of the Prospectus under the heading “AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)” is hereby replaced in its entirety to read as follows:

	Past 1 Year	Life of Portfolio (Since 1/4/99)
Investment Quality Bond Portfolio(1):
Return Before Taxes	1.02%	4.80%
Return After Taxes on Distributions	-0.37%	3.08%
Return After Taxes on Distributions and Sale of Portfolio Shares	1.17%	3.11%
Indices: (Reflects no deduction for fees, expenses or taxes)
Lehman Intermediate Government/Credit Bond Index (2)	4.31%	6.65%*
Lipper Short-Intermediate Investment Grade Debt Funds Index (3)	3.85%	5.72%*

There are no changes to the footnotes to this table.

Please retain this supplement for future reference.